UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HALLIBURTON

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

     On April 6, 2009, Halliburton Company mailed to most of its stockholders a Notice of Internet Availability of Proxy Materials for our Annual Meeting of Stockholders to be held on May 20, 2009. That notice contained instructions on how to access online our 2009 proxy statement and 2008 Annual Report on Form 10-K and how to vote on the matters to be brought before the meeting. The notice also provided instructions on how you can request a paper copy of those documents if you desire. If you received your annual materials via email, the email contained voting instructions and links to the proxy statement and Form 10-K on the Internet. If you are a record holder of our stock and you have requested to receive physical copies of our proxy materials, you received a notice of annual meeting, a proxy statement and a proxy card. If you hold our shares through a broker and you have requested to receive physical copies of our proxy materials, you received a notice of annual meeting, a proxy statement and voting instruction form.
     In addition to the nine matters identified in the proxy statement, stockholders also will be asked at the Annual Meeting to vote on an additional tenth proposal which is described in the Supplement to the proxy statement attached to this letter.
     Enclosed with this letter and the Supplement, and depending upon whether you are a record holder or whether you hold your shares through a broker, is either a revised proxy card or a Votable Notice of Internet Availability of Proxy Materials describing how you can vote your shares. If you have already voted, you may vote again and your earlier vote will be superseded. If you choose to vote again, it will be necessary for you to vote on all of the proposals. If you want to vote on the additional tenth proposal accompanying this letter, you must vote again.
By order of the Board of Directors,
Sherry D. Williams
Vice President and Corporate Secretary
May 4, 2009

SUPPLEMENT TO PROXY STATEMENT
STOCKHOLDER PROPOSAL ON IRAQ OPERATIONS

Halliburton Company, 5 Houston Center, 1401 McKinney Street, Suite 2400, Houston, Texas 77010
SUPPLEMENT TO
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2009
     This Supplement to the proxy statement dated April 6, 2009 of Halliburton Company is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders of the company to be held in Houston, Texas on May 20, 2009.
     This Supplement is dated May 4, 2009.
     This Supplement is being distributed by Halliburton in order to provide stockholders with an opportunity to vote on the stockholder proposal set forth below. This proposal was inadvertently omitted from the proxy statement. We had already distributed our proxy materials when the Funds’ representative contacted us inquiring why this proposal was not in the proxy statement. Though a third party contractor we use for mail delivery apparently received this proposal, it was not delivered to our corporate secretary, so the persons involved in preparing our proxy materials were not aware of this proposal when those materials were prepared and then sent to you.
     Other than the inclusion of this proposal pursuant to this Supplement, this Supplement does not in any way change the nature of the other proposals previously submitted for your consideration. This Supplement amends and modifies the proxy statement and should be read together with the proxy statement.
     IF YOU HAVE ALREADY COMPLETED AND RETURNED A PROXY CARD OR A VOTING INSTRUCTION FORM, OR VOTED VIA THE INTERNET OR BY TELEPHONE, SUCH PROXY WILL CONTINUE TO BE VALID WITH RESPECT TO ITEMS 1 THROUGH 9, BUT WILL NOT BE COUNTED FOR PURPOSES OF VOTING ON THE ITEM 10 PROPOSAL THAT FOLLOWS THIS PARAGRAPH. IF YOU WOULD LIKE TO VOTE ON THE ITEM 10 PROPOSAL, YOU WILL NEED TO VOTE AGAIN ON ALL OF THE PROPOSALS.
STOCKHOLDER PROPOSAL ON IRAQ OPERATIONS
(Item 10)
     The Office of the Comptroller of New York City, located at 1 Centre Street, New York, NY 10007-2341, has notified Halliburton that it intends to present the resolution set forth below to the Annual Meeting for action by the stockholders. The Office of the Comptroller of New York City is the custodian and trustee of the New York City Employees’ Retirement System and the New York Board of Education Retirement System (the “Funds”). The Funds’ proposal, along with the Board’s statement in opposition, is set forth below. As of November 18, 2008, the Funds beneficially owned 1,072,513 shares of Halliburton’s common stock. Proxies solicited on behalf of the Board will be voted AGAINST this proposal unless stockholders specify a contrary choice in their proxies.
REVIEW AND REPORT ON IRAQ OPERATIONS/HALLIBURTON
WHEREAS, Halliburton Company has been one of the largest contractors working for the US government in Iraq since 2003, and
WHEREAS, Halliburton has been accused by Defense Department auditors and members of Congress of serious irregularities relating to the performance of the company’s contractual obligations in Iraq, including inflated prices for delivered goods, overcharges, and false charges for services not rendered, (“Bribery Network to Bloat War Costs is Alleged”, New York Times, 7/21/07; “Halliburton Overcharged $108 Million, Report Says”, 3/15/05; “Questionable Iraq Contracts May Exceed $10 Billion”, Bloomberg News Services, 2/15/07), and
WHEREAS, Halliburton has been charged in civil actions filed in the US with participating in human rights abuses relating to treatment of its contract employees, including collusion in suppression of evidence relating to abuses and human trafficking (“Federal Appeals Court Revives Lawsuits Against Halliburton, Subsidiary in Deadly Iraq Ambush” Associated Press 5/29/08; “KBR, Partner in Iraq, Sued in Human Trafficking Case”, Washington Post 8/28/08; “Halliburton Hit in Rape Lawsuit”, New York Daily News, 12/11/07),
THEREFORE, shareholders request that the company establish a committee of independent directors to review allegations of financial misconduct and human rights abuses on the part of the company and it’s employees in Iraq, and to report to shareholders on it’s findings with recommendations for improved oversight of the company’s international operations.
     The Board of Directors recommends a vote AGAINST this proposal. Halliburton’s statement in opposition is as follows:
     The matters referred to above relate to KBR, Inc.’s operations in Iraq. When we owned KBR, we reported extensively in our Forms 10-K and 10-Q on matters associated with KBR’s work in Iraq. We no longer own KBR, having completed the separation of KBR from us over two years ago, on April 5, 2007. If additional information regarding KBR is appropriate, then KBR would need to provide that information. We have explained this to the Funds.
     The Board believes that it would be inappropriate for us to comment on matters involving another company.
     The Board of Directors recommends a vote AGAINST the proposal.  Proxies solicited by the Board of Directors will be voted against the proposal unless instructed otherwise.

If no direction is made, this proxy will be Voted “FOR” the nominations listed in item 1 and “FOR” items 2, 3 and 4 and Voted “AGAINST” items 5, 6, 7, 8, 9 and 10.

Please mark your votes as indicated in this sample	☒

Item 1. Election of Directors	The Board of Directors recommends a vote “FOR” the listed nominees and “FOR” proposals 2, 3 and 4.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1.1 A.M. Bennett	☐	☐	☐	1.6 D.J. Lesar	☐	☐	☐	Item 2	Proposal for Ratification of the Selection of Auditors.	☐	☐	☐

1.2 J.R. Boyd	☐	☐	☐	1.7 R.A. Malone	☐	☐	☐	Item 3	Proposal to Amend and Restate the 1993 Stock and Incentive Plan.	☐	☐	☐

1.3 M. Carroll 1.4 S.M. Gillis	☐ ☐	☐ ☐	☐ ☐	1.8 J.L. Martin 1.9 J.A. Precourt	☐ ☐	☐ ☐	☐ ☐	Item 4	Proposal to Amend and Restate the 2002 Employee Stock Purchase Plan.	☐	☐	☐

1.5 J.T. Hackett	☐	☐	☐	1.10 D.L. Reed	☐	☐	☐

									Mark Here for Address Change or Comments SEE REVERSE		☐

The Board of Directors recommends votes
“AGAINST” proposals 5, 6, 7, 8, 9 and 10.

		FOR	AGAINST	ABSTAIN

Item 5	Proposal on Human Rights Policy.	☐	☐	☐

Item 6	Proposal on Political Contributions.	☐	☐	☐

Item 7	Proposal on Low Carbon Energy Report.	☐	☐	☐

Item 8	Proposal on Additional Compensation Discussion and Analysis Disclosure.	☐	☐	☐

Item 9	Proposal on Special Shareowner Meetings.	☐	☐	☐

Item 10	Proposal on Iraq Operations.	☐	☐	☐

Item 11	IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

To vote in accordance with the Board of Directors’ recommendations just sign below; no boxes need to be checked.

I PLAN TO ATTEND THE ANNUAL MEETING	YES	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲    FOLD AND DETACH HERE   ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

HALLIBURTON COMPANY

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders

The Proxy Statement, Supplement to Proxy Statement and the 2008 Annual Report on Form 10-K are available at:

http://bnymellon.mobular.net/bnymellon/hal

INTERNET
http://www.proxyvoting.com/hal
Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site.
OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

TBD

HALLIBURTON COMPANY
PROXY FOR 2009 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints D.J. Lesar, A.O. Cornelison, Jr. and S.D. Williams, and any of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Halliburton Company to be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, on Wednesday, May 20, 2009, on the following matters and in their discretion on any other matters which may come before the meeting or any adjournments thereof. Receipt of Notice-Proxy Statement dated April 6, 2009, is acknowledged.
     This proxy when properly executed will be voted in the manner directed herein by the undersigned. In the absence of such direction the proxy will be voted FOR the nominees listed in Item 1, FOR the Proposals set forth in Items 2, 3 and 4, and AGAINST the Proposals set forth in Items 5, 6, 7, 8, 9 and 10.
(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3535
SOUTH HACKENSACK, NJ 07606-9235

▲ FOLD AND DETACH HERE ▲
Participants in one or more of the Halliburton Company employee plans should contact their plan administrator for information on their account.
You can now access your BNY Mellon Shareowner Services account online.
Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).
The transfer agent for Halliburton Company now makes it easy and convenient to get current information on your shareholder account.
•	View account status

•	View certificate history

•	View book-entry information
•	View payment history for dividends

•	Make address changes

•	Obtain a duplicate 1099 tax form

•	Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
TBD

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

HALLIBURTON COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 23, 2009

Date: May 20, 2009	Time: 9:00 AM CDT

Location:	The Houstonian Hotel 111 N. Post Oak Lane Houston, TX 77024
You are receiving this communication because you hold shares in the above named company.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement      2. Annual Report on Form 10-K      3. Supplement to Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2009 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of The Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting items

The Board of Directors recommends you
vote FOR the following proposal (s):

1.	Election of Directors	For	Against	Abstain
Nominees
01	- - A. M. Bennett	☐	☐	☐

02	- - J. R. Boyd	☐	☐	☐

03	- - M. Carroll	☐	☐	☐

04	- - S. M. Gillis	☐	☐	☐

05	- - J. T. Hackett	☐	☐	☐

06	- - D. J. Lesar	☐	☐	☐

07	- - R. A. Malone	☐	☐	☐

08	- - J. L. Martin	☐	☐	☐

09	- - J. A. Precourt	☐	☐	☐

10	- - D. L. Reed	☐	☐	☐

The Board of Directors recommends you
vote FOR the following proposal (s):		For	Against	Abstain

2.	Proposal for Ratification of the Selection of Auditors.	☐	☐	☐

3.	Proposal to Amend and Restate the 1993 Stock and Incentive Plan.	☐	☐	☐

4.	Proposal to Amend and Restate the 2002 Employee Stock Purchase Plan.	☐	☐	☐

The Board of Directors recommends you
vote AGAINST the following proposal (s):		For	Against	Abstain

5.	Proposal on Human Rights Policy.	☐	☐	☐

6.	Proposal on Political Contributions.	☐	☐	☐

7.	Proposal on Low Carbon Energy Report.	☐	☐	☐

8.	Proposal on Additional Compensation Discussion and Analysis Disclosure.	☐	☐	☐

9.	Proposal on Special Shareowner Meetings.	☐	☐	☐

10.	Proposal on Iraq Operations.	☐	☐	☐

Voting items Continued

NOTE: In their discretion, upon such other business as may properly come before the meeting

Non-Voting items

PLEASE “X” HERE ONLY IF YOU PLAN
TO ATTEND THE MEETING AND VOTE	☐
THESE SHARES IN PERSON

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

/ /

Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)